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                                                                  EXHIBIT 10.2.2


                                AMENDMENT NO. 1
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                                     AMONG
         RAY BROWN, RDB FAMILY LIMITED PARTNERSHIP, ARTHUR J. GAY, JR.,
                 J. RANDAL HALL, GEORGE H. INMAN, JOHN W. LEE,
                    A. MONTAGUE MILLER, AND JULIAN W. OSBON
                              AS THE AUGUSTA GROUP
                                      AND
                       GEORGIA-CAROLINA BANCSHARES, INC.



         This amendment (this "Amendment"), dated as of December 29, 1998, is made and entered into by and among RAY BROWN, RDB FAMILY LIMITED PARTNERSHIP, ARTHUR J. GAY, JR., J. RANDAL HALL, GEORGE H. INMAN, JOHN W. LEE, A. MONTAGUE MILLER, and JULIAN W. OSBON (collectively, the "Augusta Group"), and GEORGIA-CAROLINA BANCSHARES, INC. (the "Company").



                             W I T N E S S E T H :

        WHEREAS, the Augusta Group and the Company have entered into that certain Amended and Restated Agreement, dated as of September 30, 1998 (the "Agreement"); and

        WHEREAS, the parties hereto deem it to be in their individual and respective best interests that the Agreement be amended as provided herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements herein contained, the parties hereby amend the Agreement in the manner hereinafter set forth.

                  (1) The second recital of the Agreement is hereby amended by deleting such recital in its entirety and by substituting the following in lieu thereof:

                           "WHEREAS, the Company proposes to issue and to sell
                  up to 740,741 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company on an "any and all" best efforts basis (the "Offering");"

                  (2) Structure of Offering. Section 1.1 of the Agreement is hereby amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                  "Structure of Offering. The Offering shall consist of up to 740,741 shares of Company Common Stock (the "Shares"), marketed on an "any and all" best efforts basis, with a 100 share minimum per investor, through certain directors and executive officers of the
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                  Company, none of whom shall receive any commissions or other form of remuneration based on the sale of the Shares; provided, however, that the Company may engage sales agents to sell the Shares on a best efforts basis."

                  (3) Outstanding Capital Stock. Section 2.2 of the Agreement is hereby amended by deleting the first sentence of such section in its entirety and by substituting the following in lieu thereof:

                  "The Company's authorized, issued and outstanding capital stock is as disclosed in the Company's Registration Statement on Form SB-2 (the "Registration Statement") filed with the Commission on or about December 24, 1998 in connection with the Offering and the registration of the Shares."

                  (4) Except as otherwise provided herein, all terms and provisions of the Agreement shall remain in full force and effect as originally written.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered and have caused this Amendment to be dated as of the date and year first above written. This Amendment may be executed in two or more counterparts which, when taken together, shall constitute a single original.

                                          GEORGIA-CAROLINA BANCSHARES, INC.



                                  By:     /s/ DAVID W. JOESBURY, SR.
                                          -------------------------------------
                                  Name:   David W. Joesbury, Sr.
                                  Title:  Chairman


                                  Attest: /s/ PATRICK G. BLANCHARD
                                          -------------------------------------
                                  Name:   Patrick G. Blanchard
                                  Title:  President and Chief Executive Officer

                                                   [CORPORATE SEAL]


                                          AUGUSTA GROUP MEMBERS:

/s/ LYNN M. LAMBERT                       /s/ RAY BROWN
----------------------------------        -------------------------------------
Witness                                   Ray Brown


                                          RDB Family Limited Partnership


/s/ LYNN M. LAMBERT                       By: /s/ RAY BROWN
----------------------------------        -------------------------------------
Witness                                           General Partner

/s/ LYNN M. LAMBERT                       /s/ ARTHUR J. GAY, JR.
----------------------------------        -------------------------------------
Witness                                   Arthur J. Gay, Jr.

/s/ LYNN M. LAMBERT                       /s/ J. RANDAL HALL
----------------------------------        -------------------------------------
Witness                                   J. Randal Hall

/s/ LYNN M. LAMBERT                       /s/ GEORGE H. INMAN
----------------------------------        -------------------------------------
Witness                                   George H. Inman

/s/ LYNN M. LAMBERT                       /s/ JOHN W. LEE
----------------------------------        -------------------------------------
Witness                                   John W. Lee

/s/ LYNN M. LAMBERT                       /s/ A. MONTAGUE MILLER
----------------------------------        -------------------------------------
Witness                                   A. Montague Miller

/s/ LYNN M. LAMBERT                       /s/ JULIAN W. OSBON
----------------------------------        -------------------------------------
Witness                                   Julian W. Osbon